Exhibit 10.2

PROMISSORY NOTE

(Permanent Working Capital Loan Maturity Date: June 15, 2028)

$750,000	June 2, 2023
Gardner, MA

FOR VALUE RECEIVED, PRECISION OPTICS CORPORATION, INC., a Massachusetts corporation with its principal place of business at 22 East Broadway, Gardner, Massachusetts 01440 (the “Borrower”), promises to pay to MAIN STREET BANK, a Massachusetts bank with its principal place of business at 81 Granger Boulevard, Marlborough, Massachusetts 01752 (its successors, assigns and any future holder or holders of this instrument collectively, the “Lender”), or order, at the Lender’s place of business, the principal sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000), in lawful money of the United States of America in immediately available funds, with interest, payable monthly in arrears, on the unpaid balance hereof at the rate and in the manner hereafter provided.

This Note is issued pursuant to that certain Loan Agreement between the Borrower and the Lender dated October 4, 2021 as amended by a First Amendment dated May 17, 2022, a Second Amendment dated June 2, 2023, and as the same may hereafter be further amended and/or restated from time to time (the “Loan Agreement”); all of the terms and conditions of which are incorporated herein by reference. Capitalized terms used herein and not defined herein have the meanings ascribed in the Loan Agreement. A single advance will be made under this Note in accordance with Section 2.5.5 of the Loan Agreement. This is not a revolving note.

An Event of Default under the Loan Agreement shall also constitute an Event of Default hereunder. If an Event of Default occurs, the Lender may declare the unpaid principal balance and accrued interest under this Note to be due immediately, without notice, presentment, demand, protest or other notice of dishonor of any kind, all of which are expressly waived.

The outstanding principal balance of this Note will bear interest, payable monthly in arrears, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at a fixed per annum rate equal to eight and six hundred twenty-five hundredths percent (8.625%).

Commencing on July 15, 2023 and continuing on the same day of each month thereafter, the Borrower agrees to pay principal in sixty equal monthly installments of $12,500.00 plus interest. The monthly installment payments are based on a five (5) year amortization schedule. The entire indebtedness evidenced by this Note, including but not limited to all accrued and unpaid interest, all principal and all late charges and fees, if not earlier paid, shall be due and payable on June 15, 2028 (the “Permanent Working Capital Loan Maturity Date”). To the extent that any payment is due on a day which is not a Business Day, the due date will be the first following Business Day.

The Borrower may make partial or a full prepayment of principal due hereunder without penalty at any time without penalty or premium. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent monthly installments or change the amount of such installments, unless the Lender shall otherwise agree in writing.

The Borrower shall use the proceeds of this Loan for permanent working capital, and shall not use the proceeds for any other purpose. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

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If no Event of Default has occurred, each payment under this Note will be applied first to interest then due, then, at the discretion of the Lender, to fees, costs and expenses, and then to principal. After the occurrence of an Event of Default, payments will be applied to fees, costs of collection, interest and/or principal in such order as determined by the Lender in its discretion.

The Borrower hereby authorizes the Lender to automatically deduct from any of the Borrower’s accounts the amount of any loan payment including all payments of interest, principal and other sums due (“Automatic Payment”), from time to time, under this Note and/or the Loan Agreement and the Lender will thereafter notify the Borrower of the amount so charged. If the funds in the account are insufficient to cover any payment due, the Lender shall not be obligated to advance funds to cover the payment. The failure of the Lender so to charge any account or to give any such notice shall not affect the obligation of the Borrower to pay interest, principal or other sums as provided herein or in the Loan Agreement. At any time and for any reason, the Lender may terminate the Automatic Payment.

If a regularly scheduled payment is ten (10) days or more late, the Borrower will be charged a late charge equal to the greater of (a) $15.00 or (b) five percent (5%) of the unpaid portion of the regularly scheduled payment (the “Late Charge”). The Borrower agrees that any such Late Charge shall not be deemed to be additional interest or penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance.

Upon (i) the occurrence and during the continuance of an Event of Default, (ii) the Permanent Working Capital Loan Maturity Date having occurred without full satisfaction of the outstanding balance of all indebtedness due under this Note, or (iii) judgment having been rendered on this Note, the unpaid principal of this Note shall, at the option of the Lender, bear interest at a per annum rate equal to the greater of (a) eighteen percent (18%), or (b) the maximum rate permitted by law.

The Borrower shall not be obligated to pay and the Lender shall not collect interest at a rate higher than the maximum permitted by law or the maximum that will not subject the Lender to any civil or criminal penalties. If, because of the acceleration of maturity, the payment of interest in advance or any other reason, the Borrower is required, under the provisions of this Note or otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate and any payment made in excess of such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of this Note as of the date on which such excess payment was made. If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by the Lender to the Borrower.

The Borrower agrees to pay all reasonable costs, including but not limited to reasonable attorneys’ fees, incurred by the Lender in connection with collecting or enforcing any obligation of the Borrower to the Lender hereunder or legal representation with respect to bankruptcy or insolvency proceedings. Such costs may include the allocable costs of the Lender’s internal legal counsel. No course of dealing by the Lender and no delay in exercising any right under this Note will operate as a waiver by the Lender of its rights, and a waiver of a right on one occasion may not be construed as a waiver of the right on a future occasion.

The Borrower hereby grants to the Lender a lien, security interest and a right of setoff as security for all Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of the Lender, or in transit to any of them. At any time, without demand or notice, the Lender may set off the same or any part thereof and apply the same to any Obligations even though unmatured and regardless of the adequacy of any other collateral securing this Note and the Obligations. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THIS NOTE, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTORS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The Lender shall not be required to marshal any present or future security for, or guarantees of, the Obligations or to resort to any such security or guarantee in any particular order and the Borrower waives, to the fullest extent that it lawfully can, (i) any right it might have to require the Lender to pursue any particular remedy before proceeding against it and (ii) any right to the benefit of, or to direct the application of, the proceeds of any Collateral until the Obligations are paid in full.

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The Lender may at any time pledge, endorse, assign, or transfer all or any portion of its rights under the loan documents, including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Lender from its obligations under the Loan Agreement, this Note or any of the Loan Documents.

The Borrower, endorsers or other persons now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, severally agree, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and consent, on one or more occasions, without notice or further assent (i) to the substitution, exchange or release of the collateral securing this Note or any part thereof at any time, (ii) to the acceptance or release by the holder or holders hereof at any time of any additional collateral or security for or other guarantors of this Note, (iii) to the modification or amendment, at any time and from time to time, of this Note, the Loan Agreement, or any of the Loan Documents, (iv) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, the Loan Agreement, or any of the Loan Documents, at the request of any person liable thereon, and (v) to any and all forbearances and indulgences whatsoever. Such consent shall not alter or diminish the liability of any person.

The Lender shall have the unrestricted right at any time or from time to time, and without the Borrower’s consent, to sell, assign, endorse, or transfer all or any portion of its rights and obligations hereunder to one or more banks or other entities (each, an “Assignee”) and, the Borrower agrees that it shall execute, or cause to be executed such documents including without limitation, amendments to this Note and to any other document, instrument and agreement executed in connection herewith as the Lender shall deem necessary to effect the foregoing. In addition, at the request of the Lender and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Lender has retained any of its rights and obligations hereunder following such assignment, to the Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the note held by the Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Lender and such Assignee, such Assignee shall be a party to this Note and shall have all of the rights and obligations of the Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Lender pursuant to the assignment documentation between the Lender and Assignee, and the Lender shall be released from its obligations hereunder and thereunder to a corresponding extent.

The Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more institutions or other Persons (each a “Participant”) participating interests in the Lender’s obligations to lend hereunder and/or any or all of the loans held by the Lender hereunder. In the event of any such grant by the Lender of a participating interest to a Participant, whether or not upon notice to the Borrower, the Lender shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations hereunder. The Lender may furnish any information concerning the Borrower in its possession from time to time to any prospective assignees and Participants, provided that the Lender shall require any such prospective assignee or Participant to maintain the confidentiality of such information.

This Note shall be governed by the laws of the Commonwealth of Massachusetts.

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The Borrower and the Lender irrevocably and unconditionally submit to the jurisdiction of any Massachusetts court or any federal court sitting within the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents. The Borrower and the Lender irrevocably waive, to the fullest extent permitted by law, (i) any and all rights they may have to contest the appropriateness of any such action or proceeding, whether based on lack of personal jurisdiction, lack or insufficiency of service, improper venue, forum non conveniens or any other basis and (ii) the right, if any, to claim or recover any special, exemplary, punitive or consequential damages or any damages other than actual damages. The Borrower and the Lender agree that final judgment in any such suit, action or proceeding brought in such a court shall be enforced in any court of proper jurisdiction by a suit upon such judgment, provided that service of process in such action, suit or proceeding shall have been effected upon the Borrower in any manner permitted by applicable law. Nothing contained herein, however, shall prevent the Lender from bringing a suit, action or proceeding or exercising any rights against any Collateral and against the Borrower and against any property of the Borrower in any other state or jurisdiction. Initiating such suit, action or proceeding or taking such action in any other state or jurisdiction will not constitute a waiver of the agreement that the Laws of the Commonwealth of Massachusetts govern the rights and obligations of the Borrower and the Lender or the Borrower’s agreement to submit to personal jurisdiction within the Commonwealth of Massachusetts.

Upon receipt of an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note or other security document, the Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

THE BORROWER AND THE LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY CLAIM BASED ON THIS NOTE, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE PERMANENT WORKING CAPITAL LOAN OR ENFORCEMENT OF THIS NOTE AND THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS NOTE AND MAKE THE PERMANENT WORKING CAPITAL LOAN.

The Obligations, including without limitation, the obligations of the Borrower under this Note are secured by the Security Agreement.

[SIGNATURE APPEARS ON FOLLOWING PAGE]

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Executed as a sealed instrument as of the 1st day of June, 2023.

PRECISION OPTICS CORPORATION, INC.

	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey
Witness		Title: President and Treasurer

[Signature Page to $750,000 Promissory Note]

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